Exhibit 10.8 BIOCRYST PHARMACEUTICALS, INC. 2190 PARKWAY LAKE DRIVE BIRMINGHAM, AL 35244 205-444-4600    205-444-4640 FAX www.biocryst.com July 10, 2002

MEMORANDUM

TO:	BioCryst Compensation Committee

FROM:	Charlie Bugg and Claude Bennett

SUBJECT:	Salary reductions

        Considering the deep cuts that we have made in personnel at BioCryst, we feel that it would be appropriate for us to reduce our current salaries by 25%. The Compensation Committee will consider appropriate readjustments of our salaries when the financial condition of the company improves. The cumulative salary cuts would be repaid to us in the event of a change-of-control of the company.

/s/ Charles E. Bugg
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Charles E. Bugg
Chairman & Chief Executive Officer

/s/ J. Claude Bennett
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J. Claude Bennett
President & Chief Operating Officer

Agreed – Compensation Committee:

/s/ William W. Featheringill
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William W. Featheringill

/s/ Edwin A. Gee
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Edwin A. Gee

/s/ William M. Spencer, III
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William M. Spencer, III

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